UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2018

TELIGENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (856) 697-1441

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a)

Effective August 13, 2018, upon the recommendation of the Audit Committee of the Board of Directors (the “Board”) of Teligent, Inc. (the “Company”), the Board approved the dismissal of EisnerAmper LLP (“Eisner”) as the Company’s independent registered public accounting firm.

The reports of Eisner on the Company’s financial statements for each of the two fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of Eisner dated March 19, 2018 included an adverse opinion regarding the Company’s internal control over financial reporting.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2017 and December 31, 2016, and in the subsequent interim period through August 13, 2018, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Eisner on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference to the subject matter of the disagreement in their reports.

The Company provided Eisner with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Eisner furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements contained herein.

A copy of Eisner’s letter, dated August 14, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

Effective August 13, 2018, the Board approved, on behalf of the Company, the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Prior to August 13, 2018, Eisner served as the Company’s independent registered public accounting firm since August 2010.

During the years ended December 31, 2017 and 2016, and the subsequent interim period through August 13, 2018, neither the Company nor anyone on its behalf consulted with Deloitte, regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from EisnerAmper LLP dated August 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELIGENT, INC.

	By:	/s/ Damian Finio
	Name:	Damian Finio
	Title:	Chief Financial Officer

Date: August 14, 2018